Exhibit 10.2

FIRST AMENDMENT TO THE
BREITBURN ENERGY PARTNERS L.P. 2006 LONG-TERM INCENTIVE PLAN
CONVERTIBLE PHANTOM UNIT AGREEMENTS

RECITALS

A.           The Board of Directors (the “Board”)  of BreitBurn GP, LLC (“GP LLC”) deemed it advisable to amend the the BreitBurn Energy Partners L.P. 2006 Long Term Incentive Plan Convertible Phantom Unit Agreements (the “CPU Agreements”), effective as of October 29, 2009.

B.           Pursuant to Section 7 of the BreitBurn Energy Partners L.P. 2006 Long Term Incentive Plan (the “Plan”), the Board has the authority to amend the CPU Agreements, subject to certain limitations.

AMENDMENT

1.           Effective as of October 29, 2009, Exhibit B to each existing CPU Agreement is deleted in its entirety and replaced with a revised Exhibit B attached hereto as Schedule I to this Amendment.

2.           Except as otherwise expressly set forth in this Amendment, the CPU Agreements remain in full force and effect in accordance with their terms.

3.           This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-laws rules and principles.

I hereby certify that this Amendment was duly adopted by the Board on October 29, 2009.  Executed this 4th day of November, 2009.

BREITBURN ENERGY PARTNERS L.P.

By:	BREITBURN GP, LLC
Its:	General Partner

	By:	/s/Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Co-Chief Executive Officer

SCHEDULE I

EXHIBIT B
TO CONVERTIBLE PHANTOM UNIT AGREEMENT

CUE CONVERSION TABLE1

Target Annual Distribution Level	CUEs per CPU
$0.00	1.000
$1.24	1.000
$1.30	1.000
$1.37	1.000
$1.44	1.000
$1.52	1.000
$1.60	1.000
$1.68	1.000
$1.77	1.000
$2.20	1.000
$2.31	1.250
$2.43	1.563
$2.55	1.953
$2.67	2.441
$2.81	3.052
$2.95	3.815
$3.10 or greater	4.768

[1]
If the dollar value of the relevant distributions falls between the incremental distribution levels contained in this CUE Conversion Table, then the number of CUEs underlying each CPU shall equal the number of CUEs associated with the lower of the two Target Annual Distribution Levels.